Exhibit 10.2

GUARANTY

THIS GUARANTY dated as of September 3, 2008 executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a “Guarantor” and collectively, the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Agent (the “Agent”) for the Lenders under that certain Term Loan Agreement dated as of September 3 , 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among PREIT Associates, L.P. (“PREIT”), PREIT-RUBIN, Inc. (“PREIT-RUBIN; together with PREIT, each individually, a “Borrower” and collectively, the “Borrower”), Pennsylvania Real Estate Investment Trust (the “Parent”), the financial institutions party thereto and their assignees under Section 11.5.(c) thereof, the Agent and the other parties thereto, for the benefit of the Guarantied Parties (as defined below).

WHEREAS, pursuant to the Term Loan Agreement, the Agent and the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth therein;

WHEREAS, the Borrower may from time to time enter into Interest Rate Agreements with one or more of the Lenders, or any Affiliate thereof (such Affiliate, a “Lender Affiliate”; together with the Lenders and the Agent, each a “Guarantied Party” and collectively, the “Guarantied Parties”);

WHEREAS, the Parent is the sole general partner of the Borrower;

WHEREAS, each other Guarantor is a Subsidiary of the Borrower or the Parent;

WHEREAS, the Borrower, each Guarantor and the other Loan Parties, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent and the Lenders through their collective efforts;

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Agent and the Lenders making such financial accommodations available to the Borrower under the Term Loan Agreement and from the Guarantied Parties’ entering into Interest Rate Agreements with any Borrower, and accordingly, each such Guarantor is willing to guarantee certain of the Borrower’s obligations to the Agent and the Lenders and each Guarantor is willing to guarantee the Borrower’s obligations to the Guarantied Parties under any Interest Rate Agreement, in each case, on the terms and conditions contained herein; and

WHEREAS, it is a condition precedent to the effectiveness of the Term Loan Agreement and the extension of financial accommodations under the Term Loan Agreement and to any Guarantied Party’s entering into any Interest Rate Agreement with the Borrower, that the Guarantors execute and deliver this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

Section 1. Guaranty. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all indebtedness and obligations owing by the Borrower to any Lender or the Agent under or in connection with the Term Loan Agreement and any other Loan Document to which the Borrower is a party, including without limitation, the repayment of all principal of the Loans and the payment of all interest, fees, charges, reasonable attorneys fees and other amounts payable to any Lender or the Agent thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Lenders and the Agent in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder and (d) all obligations and liabilities of the Borrower owing to any Guarantied Party under any Interest Rate Agreement to which the Borrower is party; and (e) all other Obligations.

Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Guarantied Parties shall not be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Guarantied Parties may have against any Loan Party or any other Person or commence any suit or other proceeding against any Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of any Loan Party or any other Person; or (c) to make demand of any Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Guarantied Parties which may secure any of the Guarantied Obligations.

Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the other Guarantied Parties with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

(a)(i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Term Loan Agreement, any other Loan Document, any Interest Rate Agreement between the Borrower and any Guarantied Party, or any other document or instrument evidencing or relating to any Guarantied Obligations, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Term Loan Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(b) any lack of validity or enforceability of the Term Loan Agreement, any of the other Loan Documents, any Interest Rate Agreement between the Borrower and any Guarantied Party, or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

(c) any furnishing to the Agent or any other Guarantied Party of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

(d) any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of any Loan Party;

(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

(f) any invalidity or nonperfection of any security interest or lien on, or any other impairment of, any collateral securing any of the Guaranteed Obligations or any failure of the Agent or any other Person to preserve any such collateral security or any other impairment of any such collateral;

(g) any act or failure to act by any Loan Party or any other Person which may adversely affect such Guarantor’s subrogation rights, if any, against such Loan Party to recover payments made under this Guaranty;

(h) any application of sums paid by any Loan Party or any other Person with respect to the liabilities of the Borrower to the Agent or other Guarantied Parties, regardless of what liabilities of the Borrower remain unpaid;

(i) any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof; or

(j) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than termination of this Guaranty as provided in Section 20. hereof).

Section 4. Action with Respect to Guarantied Obligations. The Guarantied Parties may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder take any and all actions described in Section 3. and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement the Term Loan Agreement, any other Loan Document, or any Interest Rate Agreement between the Borrower and any Guarantied Party; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against any Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect.

Section 5. Representations and Warranties. Each Guarantor hereby makes to the Agent and the other Guarantied Parties all of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Term Loan Agreement, the other Loan Documents, or Interest Rate Agreement between the Borrower and any Guarantied Party, as if the same were set forth herein in full.

Section 6. Covenants. Each Guarantor will comply with all covenants which the Borrower is to cause such Guarantor to comply with under the terms of the Term Loan Agreement or any of the other Loan Documents.

Section 7. Waiver. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

Section 8. Inability to Accelerate Loan. If the Agent and/or the other Guarantied Parties are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Agent and/or the other Guarantied Parties shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on the Agent or any other Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Agent or such other Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Agent or such other Guarantied Party with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Term Loan Agreement, any of the other Loan Documents, any Interest Rate Agreement between the Borrower and any Guarantied Party, or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the Agent or such other Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Agent or such other Guarantied Party.

Section 10. Subrogation. Each Guarantor hereby forever waives to the fullest extent possible any and all claims such Guarantor may have against the Borrower arising out of any payment by such Guarantor to the Agent and the other Guarantied Parties of any of the obligations pursuant to this Guaranty, including, but not limited to, all such claims of such Guarantor arising out of any right of subrogation, indemnity, reimbursement, contribution, exoneration, payment or any other claim, cause of action, right or remedy against the Borrower, whether such claim arises at law, in equity, or out of any written or oral agreement between or among such Guarantor, the Borrower or otherwise. The waivers set forth above are intended by each Guarantor, the Agent and the other Guarantied Parties to be for the benefit of the Borrower, and such waivers shall be enforceable by the Borrower, or any of their successors or assigns, as an absolute defense to any action by such Guarantor against the Borrower or the assets of the Borrower, which action arises out of any payment by the Borrower to the Agent or other Guarantied Parties upon any of these obligations. The waivers set forth herein may not be revoked by any Guarantor without the prior written consent of the Agent and the Borrower.

Section 11. Payments Free and Clear. All sums payable by each Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes), and if such Guarantor is required by Applicable Law or by any Governmental Authority to make any such deduction or withholding, provided the requirements set forth in Section 3.10 of the Term Loan Agreement are satisfied, such Guarantor shall pay to the Agent and the Lenders such additional amount as will result in the receipt by the Agent and the Lenders of the full amount payable hereunder had such deduction or withholding not occurred or been required.

Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other Loan Documents or Applicable Law and not by way of limitation of any such rights, each Guarantor hereby authorizes the Agent and each other Guarantied Party, at any time or from time to time, during the continuance of any Event of Default without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender or its Affiliate, subject to receipt of the prior written consent of the Agent exercised in its sole discretion, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, such Lender or any Affiliate of the Agent or such Lender, to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

Section 13. Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Agent and the other Guarantied Parties that all obligations and liabilities of the Borrower to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from the Borrower (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall have occurred and be continuing, then no Guarantor shall accept any direct or indirect payment (in cash, property, securities by setoff or otherwise) from the Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

Section 14. Avoidance Provisions. It is the intent of each Guarantor, the Agent and the other Guarantied Parties that in any Proceeding, such Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent and the other Guarantied Parties) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the “Bankruptcy Code”) and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent and the other Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”. Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such Guarantor to the Agent and the other Guarantied Parties), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Agent and the other Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Agent and the other Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

Section 15. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Agent nor any other Guarantied Party shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

Section 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

SECTION 17. LITIGATION; JURISDICTION; OTHER MATTERS; WAIVERS.

(a) EACH GUARANTOR, AND EACH OF THE AGENT AND THE OTHER GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG ANY GUARANTOR, THE AGENT OR ANY OF THE OTHER GUARANTIED PARTIES WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE AGENT, THE OTHER

GUARANTIED PARTIES AND EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH ANY COLLATERAL OR ANY LIEN OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY GUARANTOR, THE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.

(b) EACH GUARANTOR, THE AGENT, AND EACH OTHER GUARANTIED PARTY BY ACEPTING THE BENFITS HEREOF, HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE EASTERN DISTRICT OF PENNSYLVANIA OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN PHILADELPHIA COUNTY, PENNSYLVANIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG ANY GUARANTOR, THE AGENT, OR ANY OF THE OTHER GUARANTIED PARTIES, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY, OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM OR THE COLLATERAL. EACH GUARANTOR AND EACH OF THE GUARANTIED PARTIES EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS.

(c) EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME.

(d) THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY OTHER GUARANTIED PARTY OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(e) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER OBLIGATIONS AND THE TERMINATION OF THIS GUARANTY.

Section 18. Loan Accounts. The Agent and each Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations arising under or in connection with the Term Loan Agreement, and in the case of any dispute relating to any of the Guarantied Obligations or otherwise, the entries in such books and accounts shall constitute prima facie evidence of the outstanding amount of such Guarantied Obligations and the amounts paid and payable with respect thereto absent manifest error. The failure of the Agent or any Lender to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

Section 19. Waiver of Remedies. No delay or failure on the part of the Agent or any other Guarantied Party in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Agent or any other Guarantied Party of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

Section 20. Termination. This Guaranty shall remain in full force and effect until the indefeasible payment in full of the Guarantied Obligations and the other Obligations and the termination or cancellation of the Term Loan Agreement and all Interest Rate Agreements between the Borrower and any Guarantied Party.

Section 21. Successors and Assigns. Each reference herein to the Agent or any other Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor’s successors and assigns, upon whom this Guaranty also shall be binding. The Guarantied Parties may, in accordance with the applicable provisions of the Term Loan Agreement and any Interest Rate Agreement between the Borrower and any Guarantied Party, assign, transfer or sell any Guarantied Obligations, or grant or sell participations in any Guarantied Obligation, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor’s obligations hereunder. Each Guarantor hereby consents to the delivery by the Agent or any other Guarantied Party to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding any Loan Party. No Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall by null and void.

Section 22. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE “GUARANTIED OBLIGATIONS” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

Section 23. Amendments. This Guaranty may not be amended except in writing signed by the Agent and each Guarantor.

Section 24. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Agent at its Principal Office, not later than 11:00 a.m., on the date one Business Day after demand therefor.

Section 25. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Agent or any other Guarantied Party at its address for notices provided for in the Term Loan Agreement or Interest Rate Agreement between the Borrower and any Guarantied Party, as applicable, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered; provided, however, that any notice of a change of address for notices shall not be effective until received.

Section 26. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 27. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

Section 28. Limitation of Liability. Neither the Agent nor any other Guarantied Party, nor any affiliate, officer, director, employee, attorney, or agent of the Agent or any other Guarantied Party, shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty, any of the other Loan Documents, any Interest Rate Agreement between the Borrower and any Guarantied Party, or any of the transactions contemplated by this Guaranty, the Term Loan Agreement or any of the other Loan Documents. Each Guarantor hereby waives, releases, and agrees not to sue the Agent or any other Guarantied Party or any of the Agent’s or any other Guarantied Party’s affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, the Term Loan Agreement, any of the other Loan Documents, any Interest Rate Agreement between the Borrower and any Guarantied Party, or any of the transactions contemplated by the Term Loan Agreement or financed thereby or by any Interest Rate Agreement between the Borrower and any Guarantied Party. Notwithstanding anything in this Section to the contrary, no Defaulting Lender shall be entitled to claim any of the benefits of this Section.

Section 29. Electronic Delivery of Certain Information. Each Guarantor acknowledges and agrees that information regarding such Guarantor may be delivered electronically pursuant to Section 11.19 of the Term Loan Agreement.

Section 30. Definitions. (a) For the purposes of this Guaranty:

“Proceeding” means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

(b) Terms not otherwise defined herein are used herein with the respective meanings given them in the Term Loan Agreement.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST PREIT-RUBIN, INC. PREIT-RUBIN OP, INC. PR GC INC. PR VENTURES, INC. PR LYCOMING SERVICE ASSOCIATES PR SERVICES CORPORATION

By:	/s/ Bruce Goldman
Name:	Bruce Goldman
Title:	Executive Vice President

PR SPRINGFIELD ASSOCIATES, L.P.
By: PR Springfield Trust, by its duly authorized Trustee

		By:	/s/ Jeffrey A. Linn
		Name:	Jeffrey A. Linn
		Title:	Trustee

PR SPRINGFIELD TRUST, by its duly authorized Trustee

	By:	/s/ Jeffrey A. Linn
		Name:	Jeffrey A. Linn
		Title:	Trustee

RUBIN II, INC.

By:	/s/ George F. Rubin
Name:	George F. Rubin
Title:	Treasurer

PR JK LLC

By:	/s/ Jeffrey A. Linn
Name:	Jeffrey A. Linn
Title:	Director

1150 PLYMOUTH ASSOCIATES, INC. EXTON LICENSE, INC. R8267 PLYMOUTH ENTERPRISES, INC.

By:	/s/ Joseph Coradino
Name:	Joseph Coradino
Title:	Treasurer

PREIT PROTECTIVE TRUST 1, by its duly authorized Trustee
By: PREIT-RUBIN, Inc., Trustee

	By:	/s/ Bruce Goldman
	Name:	Bruce Goldman
	Title:	Executive Vice President

PREIT TRS, INC.

By:	/s/ Bruce Goldman
Name: Bruce Goldman
Title: President

ECHELON BEVERAGE LLC

By:	/s/ Cynthia Boulden
Name:	Cynthia Boulden
Title:	Manager

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ROOSEVELT II ASSOCIATES, L.P.	PR ECHELON LIMITED PARTNERSHIP
By: PR Northeast LLC, sole general partner		By: PR Echelon LLC, sole general partner
By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member
PR ECHELON LLC
PR FLORENCE LLC		By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PLYMOUTH GROUND ASSOCIATES LP
PR GALLERY I LIMITED PARTNERSHIP		By: Plymouth Ground Associates LLC, sole general
By: PR Gallery I LLC, sole general partner		By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PLYMOUTH GROUND ASSOCIATES LLC
PR GALLERY I LLC		By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR CUMBERLAND OUTPARCEL LLC
PR PLYMOUTH MEETING LIMITED PARTNERSHIP		By: PREIT Associates, L.P., sole member
By: PR Plymouth Meeting LLC, sole general Partner	PREIT GADSDEN MALL LLC
By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LLC	PREIT GADSDEN OFFICE LLC
By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member
PR EXTON LIMITED PARTNERSHIP
By: PR Exton LLC, sole general partner
By: PREIT Associates, L.P., sole member
PR EXTON LLC
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

	By:	/s/ Bruce Goldman
	Name:	Bruce Goldman
	Title:	Executive Vice President

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PR NORTHEAST LIMITED PARTNERSHIP	PR CROSSROADS I, LLC
By: PR Northeast LLC, sole general partner		By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR CROSSROADS II, LLC
PR NORTHEAST LLC		By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR VALLEY VIEW DOWNS LIMITED PARTNERSHIP
ROOSEVELT ASSOCIATES, L.P.		By: PR Valley View Downs LLC, sole general partner
By: PREIT Associates, L.P., sole member
By: PR Northeast LLC, sole general partner	PR VALLEY VIEW DOWNS LLC
By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member
PR BVM, LLC	PR ORLANDO FASHION SQUARE LLC
By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member
PR AEKI PLYMOUTH, L.P.	PR NORTHEAST WHITAKER AVENUE, L.P.
By: PR AEKI Plymouth LLC, sole general partner		By: PR Northeast Whitaker Avenue LLC, sole general partner
PR AEKI PLYMOUTH LLC		By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR NORTHEAST WHITAKER AVENUE LLC
PREIT SERVICES LLC		By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR LACEY LLC
PR NEW GARDEN LIMITED PARTNERSHIP		By: PREIT Associates, L.P., sole member
By: PR New Garden LLC, sole general partner	PR HOLDING SUB LIMITED PARTNERSHIP
By: PREIT Associates, L.P., sole member		By: PR Holding Sub LLC, sole general partner
PR NEW GARDEN LLC		By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR HOLDING SUB LLC
PR WESTGATE LIMITED PARTNERSHIP		By: PREIT Associates, L.P., sole member
By: PR Westgate LLC, sole general Partner	PR ACQUISITION SUB LLC
By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member
PR WESTGATE LLC
By: PREIT Associates, L.P., sole member
PR WIREGRASS COMMONS LLC
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

	By:	/s/ Bruce Goldman
	Name:	Bruce Goldman
	Title:	Executive Vice President

[Signatures Continued on Next Page]

ECHELON TITLE LLC	X-I HOLDING L.P.
By: PR Echelon Limited Partnership, sole member		By: XGP LLC, general partner
By: PR Echelon LLC, general partner		By: PR Exton Limited Partnership, sole member
By: PREIT Associates, L.P., sole member		By: PR Exton LLC, general partner
EXTON SQUARE PROPERTY LLC		By: PREIT Associates, L.P., sole member
By: X-I Holding L.P., managing member	X-II HOLDING L.P.
By: XGP LLC, general partner		By: XGP LLC, general partner
	By: PR Exton Limited Partnership, sole member	By: PR Exton Limited Partnership, sole member
By: PR Exton LLC, general partner		By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member		By: PREIT Associates, L.P., sole member
EXTON SQUARE 1, LLC	KEYSTONE PHILADELPHIA PROPERTIES, L.P.
EXTON SQUARE 2, LLC		By: Keystone Philadelphia Properties, LLC, general partner
EXTON SQUARE 3, LLC		By: PR Gallery II, LLC, sole member
EXTON SQUARE 4, LLC		By: PREIT Associates, L.P., sole member
EXTON SQUARE 5, LLC	KEYSTONE PHILADELPHIA PROPERTIES, LLC
EXTON SQUARE 6, LLC		By: PR Gallery II, LLC, sole member
EXTON SQUARE 7, LLC		By: PREIT Associates, L.P., sole member
EXTON SQUARE 8, LLC	PR GALLERY II LIMITED PARTNERSHIP
EXTON SQUARE 9, LLC		By: PR Gallery II LLC, general partner
EXTON SQUARE 10, LLC		By: PREIT Associates, L.P., sole member
EXTON SQUARE 11, LLC	PR GALLERY II LLC
By: X-II Holding L.P., sole member		By: PREIT Associates, L.P., sole member
By: XGP LLC, general partner	PR RADIO DRIVE LLC
	By: PR Exton Limited Partnership, sole member	By: PREIT Associates, L.P., sole member
By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member
PR SWEDES SQUARE LLC
By: PREIT Associates, L.P., sole member
XGP LLC
By: PR Exton Limited Partnership, sole member
By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member
By: Pennsylvania Real Estate Investment Trust, sole general partner

	By:	/s/ Bruce Goldman
	Name:	Bruce Goldman
	Title:	Executive Vice President

[Signatures Continued on Next Page]

ECHELON RESIDENTIAL UNIT OWNER LLC, a Delaware limited liability company	PR NEW RIVER LLC, a Virginia limited liability company

By: Echelon Title LLC, sole member	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	WG PARK – ANCHOR B, LLC, a Delaware limited liability company
WG PARK – ANCHOR B LP, a Delaware limited partnership	By: PREIT Associates, L.P., sole member
By: WG Park – Anchor B, LLC, sole general partner	PR WOODLAND K-OUTPARCEL LLC, a Delaware limited liability company
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member

PR WIREGRASS ANCHOR LLC, a Delaware limited liability company	PR LANCASTER LIMITED PARTNERSHIP, a Pennsylvania limited partnership
By: PREIT Associates, L.P., sole member	By: PR Lancaster LLC, sole general partner
PR GAINESVILLE LIMITED PARTNERSHIP, a Delaware limited partnership	By: PREIT Associates, L.P., sole member
By: PR Gainesville LLC, a Delaware limited liability company, sole general partner	PR LANCASTER LLC, a Delaware limited liability company
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member

PR GAINESVILLE LLC, a Delaware limited liability company	PR LANCASTER HOLDINGS LIMITED PARTNERSHIP, a Pennsylvania limited partnership
By: PREIT Associates, L.P., sole member	By: PR Lancaster LLC, sole general partner
PR GV LP, a Delaware limited partnership	By: PREIT Associates, L.P., sole member
By: PR GV LLC, sole general partner
By: PREIT Associates, L.P., sole member

PR GV LLC, a Delaware limited liability company
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner
By:	/s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Treasurer

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PR NEW GARDEN RESIDENTIAL LIMITED PARTNERSHIP, a Pennsylvania limited partnership	PR NEW GARDEN RESIDENTIAL LLC, a Delaware limited liability company

By: PR New Garden Residential LLC, sole general partner
By: PREIT – RUBIN, Inc., sole member

	By:	/s/ Andrew Ioannou
		Name:	Andrew Ioannou
		Title:	Vice President – Capital Markets

I - 3